Exhibit 10.37

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (this "Amendment") is made as of December 22, 1999 by and among LandAmerica Financial Group, Inc. (formerly known as Lawyers Title Corporation) (the "Company"), Bank of America, N.A., f/k/a Bank of America National Trust and Savings Association, individually and as agent (the "Agent"), and the other financial institutions signatory hereto (the "Banks").


                                    RECITALS:

         WHEREAS, the Company, the Agent and the Banks are parties to that certain Revolving Credit Agreement dated as of November 7, 1997 (as amended by that certain First Amendment of Credit Agreement dated as of February 19, 1998, the "Credit Agreement"); and

         WHEREAS, the Company, the Agent and the Banks desire to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION  1.  Defined  Terms.   Unless  otherwise  defined  herein,  all
capitalized terms used herein shall have the meanings given them in the Credit Agreement.

         SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

                  (a) Section 2.05 - Reduction of Commitments. The first sentence of subsection 2.05(b) of the Credit Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:

                           The Commitments  shall be automatically  and
         permanently reduced by (i) an amount equal to 100% of the net cash proceeds of any Indebtedness incurred by the Company or its Subsidiaries other than Indebtedness permitted by Section 7.05(a) through (h), such reduction to be effective upon the receipt thereof by the Company and its Subsidiaries; and (ii) an amount equal to 75% of the net cash proceeds received by the Company or its Subsidiaries from any equity issuance (other than any equity issuance pursuant to the Stock
         Acquisition, including any related "green shoe" issuance), such reduction to be effective in either case upon the receipt of such net cash proceeds by the Company or its Subsidiaries; provided, however, the aggregate Commitments of the Banks shall not be reduced below $150,000,000 pursuant to this subsection 2.05(b).

                  (b) Section 5.24 - Year 2000 Representation. Article V of the Credit Agreement is hereby amended by adding the following new
         Section  5.24  immediately   following   Section  5.23  of  the  Credit
         Agreement:

                           5.24 Year 2000  Compliance.  The Company has
         conducted a comprehensive review and assessment of its computer applications with respect to the year 2000 problem (that is, the risk that computer applications may not be able to properly perform date sensitive functions after December 31, 1999). Based on the foregoing review, assessment and inquiry, the Company believes the year 2000 problem will not result in a Material Adverse Effect.

         (c) Section 6.01 - Financial Statements. Subsections 6.01(a) through (d) of the Credit Agreement are hereby amended by deleting such subsections in their entirety and replacing them with the following:

                  (a) as soon as available, but not later than 120 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Ernst & Young, L.L.P. or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records;

                  (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries;

                  (c) as soon as available, but not later than 120 days after the end of each fiscal year, a copy of an unaudited parent only balance sheet of the Company as at the end of such year and the related statement of income, shareholders' equity and cash flows for such year, certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 6.01(a);

                  (d) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited parent only balance sheet of the Company and the related statements of income, shareholders' equity and cash flows for such quarter, all certified by a

         Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 6.01(b);

         (d) Section 7.02 - Disposition of Assets. Subsection 7.02(j) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

                  (j) dispositions of tangible property transferred pursuant to sale-leaseback transactions; provided, that the fair market value of such property transferred in calendar year 1999 shall not exceed $25,300,000 and that the fair market value of such property in any subsequent calendar year shall not exceed $10,000,000.

         (e) Section 7.08 - Contingent Obligations. Subsection 7.08(d) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

                  7.08 Contingent Obligations. The Company shall not, and shall not suffer or permit a Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligation except:

                  (a) endorsements for collection or deposit in the ordinary course of business;

                  (b)      Permitted Swap Obligations;

                  (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Execution Date and listed on Schedule 7.08 hereto;

                  (d)      Contingent   Obligations   with  respect  to
         Surety   Instruments   incurred  in  the  ordinary  course  of
         business; and

                  (e) guaranties by the Company of (i) sale-leaseback transactions entered into in calendar year 1999 and permitted by Section 7.02(j) and (ii) leases for furniture and equipment used in the ordinary course of business.

         SECTION 3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the date (the "Effective Date") when the Company, the Agent and the Banks shall have executed and delivered this Amendment.

         SECTION 4. Representations and Warranties of Company. The Company represents and warrants to the Agent and the Banks that:

                  (a) The representations and warranties contained in the Credit Agreement are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof (except to the extent specifically made with regard to a particular date).

                  (b) No Event of Default or Default has occurred and is continuing.

                  (c) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Company and this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                  (d) The execution, delivery and performance of this Amendment does not conflict with or result in a breach by the Company of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Company is a party or is subject.

         SECTION 5. References to and Effect on the Credit Agreement.

                  (a) On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Banks under the Credit Agreement.

         SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment shall be binding upon the respective parties hereto upon the execution and delivery of this Amendment by the Company, the Agent, and each Bank. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

         SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                 LANDAMERICA FINANCIAL GROUP, INC.
                                 (f/k/a/ Lawyers Title Corporation)


                                 By:     /s/
                                    --------------------------------------------
                                 Title: Senior Vice President and Treasurer
                                       -----------------------------------------


                                 BANK OF AMERICA, N.A., f/k/a Bank of
                                 America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., as Agent and as a Bank


                                 By:     /s/ Joan L. D'Amico
                                    --------------------------------------------
                                 Title:  Principal
                                       -----------------------------------------





                                      S-1
                             [TO SECOND AMENMDENT]

                                 CRESTAR BANK, as Documentation Agent and a Bank


                                 By:     /s/
                                    --------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------






                                      S-2
                             [TO SECOND AMENDMENT]

                                 ALLFIRST BANK (f/k/a First National Bank Of
                                 Maryland), as Co-Agent and a Bank


                                 By:     /s/
                                    --------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------





                                      S-3
                             [TO SECOND AMENDMENT]

                                 FLEET NATIONAL BANK, as Co-Agent and a Bank


                                 By:     /s/
                                    --------------------------------------------
                                 Title:  Assistant Vice President
                                       -----------------------------------------






                                      S-4
                             [TO SECOND AMENDMENT]

                                 UNION BANK OF CALIFORNIA, N.A., as
                                 Co-Agent and a Bank


                                 By:     /s/ Joe Areabrite
                                    --------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------






                                      S-5
                             [TO SECOND AMENDMENT]

                                 COMERICA BANK, as a Bank


                                 By:     /s/
                                    --------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------






                                      S-6
                             [TO SECOND AMENDMENT]

                                 FIRST UNION NATIONAL BANK, as a Bank


                                 By:     /s/ Gail M. Golightly
                                    --------------------------------------------
                                 Title:  Senior Vice President
                                       -----------------------------------------






                                      S-7
                             [TO SECOND AMENDMENT]

                                 MELLON BANK, N.A., as a Bank


                                 By:     /s/ Maria E. Totin
                                    --------------------------------------------
                                 Title:  Credit Manager
                                       -----------------------------------------







                                      S-8
                             [TO SECOND AMENDMENT]

                                 PNC BANK, NATIONAL ASSOCIATION, as a Bank


                                 By:     /s/
                                    --------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------






                                      S-9
                             [TO SECOND AMENDMENT]